										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2009	554.7	540.5	527.8	687.6	2,310.6
2010	557.6	598.8	664.9

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2009	(0.6)	13.3	9.0	37.4	59.1
2010	24.2	27.3	32.1

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	7.4	6.9	7.3	7.4	29.0
2010	6.1	6.1	6.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	0.5	0.3	0.4	—	1.2
2010	3.1	4.3	6.2

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(8.5)	6.1	1.3	30.0	28.9	2009	(7.1)%	82.0%	n.m.	30.7%	70.9%
2010	15.0	16.9	19.4			2010	22.7%	5.3%	31.4%

	Discontinued Operations, Net of Taxes
	Q1	Q2	Q3	Q4	FY
2009	—	0.3	0.4	21.9	22.6
2010	—	—	—

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	(9.1)	1.6	(3.9)	42.5	31.1
2010	11.7	15.9	13.5

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2009	0.7	1.5	6.9	0.2	9.3
2010	(1.9)	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2009	5.6	3.9	9.4	8.8	8.8
2010	5.3	3.8	3.3

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2009	13.1	12.4	13.2	14.9	53.6
2010	12.9	13.3	12.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2009	480.0	443.5	425.9	380.0	380.0
2010	378.7	345.1	450.5

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2009	9.0	7.1	7.7	9.7	33.5
2010	4.7	5.7	7.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2009	(21.0)	62.9	34.5	80.6	157.0
2010	(15.5)	54.9	(35.0)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2009	(4.9)	(0.1)	(9.1)	37.2	23.1
2010	(5.1)	(2.2)	8.4

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2009	(25.9)	62.8	25.4	117.8	180.1
2010	(20.6)	52.7	(26.6)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2009	43.1	(43.5)	(18.0)	(45.7)	(64.1)
2010	2.2	(9.9)	(31.4)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2009	4.3	4.3	4.3	4.2	17.1
2010	4.3	4.4	4.3

	Total debt
	Q1	Q2	Q3	Q4	FY
2009	495.1	462.9	451.2	409.5	409.5
2010	416.3	414.9	391.0

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	340.9	372.2	369.4	397.1	397.1	2009	(67.0)%	(79.6)%	(95.5)%	8.5%	8.5%
2010	388.5	387.3	409.6			2010	13.9%	17.3%	21.4%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2009	12.8	12.3	13.2	13.2	13.2
2010	16.9	21.7	24.5

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2009	10.8	9.9	9.4	11.5	41.6
2010	11.1	13.8	15.4

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	229.2	186.3	197.4	241.1	854.3	2009	(41.8)%	(55.2)%	(49.9)%	(37.7)%	(46.3)%
2010	228.3	259.8	295.2			2010	(0.4)%	39.5%	49.5%

	Revenues - Europe						Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	100.3	108.6	80.3	100.9	390.1	2009	(55.0)%	(57.6)%	(62.1)%	(50.7)%	(56.4)%
2010	91.0	112.9	110.5			2010	(9.3)%	4.0%	37.6%

	Revenues - Other						Revenues - Other - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	59.6	67.1	50.7	53.7	230.8	2009	(27.4)%	(29.4)%	(44.1)%	(22.6)%	(31.5)%
2010	56.1	40.8	37.2			2010	(5.9)%	(39.2)%	(26.6)%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	389.1	362.0	328.4	395.7	1,475.2	2009	(44.3)%	(52.8)%	(52.8)%	(40.2)%	(47.8)%
2010	375.4	413.5	442.9			2010	(3.5)%	14.2%	34.9%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	44.9	46.5	41.2	52.1	184.7	2009	11.5%	12.8%	12.5%	13.2%	12.5%
2010	57.0	67.9	71.7			2010	15.2%	16.4%	16.2%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	57.5	48.2	61.6	48.6	215.9	2009	14.8%	13.3%	18.8%	12.3%	14.6%
2010	46.7	58.1	63.5			2010	12.4%	14.1%	14.3%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(12.6)	(1.7)	(20.4)	3.5	(31.2)	2009	(3.2)%	(0.5)%	(6.2)%	0.9%	(2.1)%
2010	10.3	9.8	8.2			2010	2.7%	2.4%	1.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	4.2	4.0	3.8	4.2	16.2
2010	3.5	3.3	3.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	0.1	(0.3)	0.1	(0.5)	(0.6)
2010	0.5	(0.7)	(0.4)

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(16.9)	(5.4)	(24.3)	(0.2)	(46.8)	2009	n.m.	38.9%	7.4%	n.m.	7.7%
2010	6.3	7.2	4.7			2010	n.m.	n.m.	23.4%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	(18.5)	(3.1)	(22.4)	0.9	(43.1)
2010	8.0	7.3	3.8

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2009	0.7	1.5	6.9	0.2	9.3
2010	(1.9)	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2009	5.6	3.9	9.4	8.8	8.8
2010	5.3	3.8	3.3

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2009	9.2	8.4	9.3	9.3	36.2
2010	9.0	8.7	8.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2009	349.4	316.0	276.1	228.6	228.6
2010	247.5	218.0	293.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2009	1.7	1.2	1.5	1.4	5.8
2010	1.0	2.2	3.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2009	(8.9)	53.4	24.7	46.7	115.9
2010	13.4	31.4	(27.9)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2009	4.2	3.9	(1.2)	(1.1)	5.8
2010	(0.9)	(2.1)	0.3

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2009	(4.7)	57.3	23.5	45.6	121.7
2010	12.5	29.3	(27.6)

NACCO Materials Handling Group - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2009	20.9	(11.5)	(11.2)	(16.5)	(18.3)
2010	(8.7)	(4.7)	(12.2)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2009	(25.0)	(10.0)	—	—	(35.0)
2010	5.0	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2009	287.5	270.7	261.7	246.4	246.4
2010	243.1	242.2	233.1

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	162.8	226.5	212.4	207.6	207.6	2009	(103.6)%	(125.2)%	(159.2)%	(22.4)%	(22.4)%
2010	201.1	197.7	214.6			2010	(8.2)%	(3.0)%	9.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	94.2	107.2	118.9	176.7	497.0	2009	(1.1)%	(1.5)%	(14.0)%	(5.3)%	(6.0)%
2010	102.6	103.3	133.3			2010	8.9%	(3.6)%	12.1%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	17.3	21.7	26.2	42.2	107.4	2009	18.4%	20.2%	22.0%	23.9%	21.6%
2010	23.1	22.9	26.5			2010	22.5%	22.2%	19.9%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	12.9	11.9	12.7	19.5	57.0	2009	13.7%	11.1%	10.7%	11.0%	11.5%
2010	15.7	15.1	15.6			2010	15.3%	14.6%	11.7%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	4.4	9.8	13.5	22.7	50.4	2009	4.7%	9.1%	11.4%	12.8%	10.1%
2010	7.4	7.8	10.9			2010	7.2%	7.6%	8.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	2.1	2.1	2.3	2.0	8.5
2010	1.8	1.8	1.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	(0.1)	0.1	0.1	0.3	0.4
2010	—	0.2	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	2.4	7.6	11.1	20.4	41.5	2009	41.7%	38.2%	37.8%	35.8%	37.1%
2010	5.6	5.8	9.1			2010	39.3%	34.5%	38.5%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	1.4	4.7	6.9	13.1	26.1
2010	3.4	3.8	5.6

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2009	0.8	0.7	0.7	1.5	3.7
2010	0.5	0.7	1.0

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2009	72.3	68.0	87.3	95.1	95.1
2010	70.8	64.7	95.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2009	0.7	0.3	0.5	0.6	2.1
2010	0.4	0.8	0.5

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2009	12.2	15.7	(6.9)	14.5	35.5
2010	13.4	14.8	(19.3)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2009	(0.7)	(0.3)	(0.5)	(0.6)	(2.1)
2010	(0.4)	(0.8)	(0.5)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2009	11.5	15.4	(7.4)	13.9	33.4
2010	13.0	14.0	(19.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2009	(2.3)	(0.4)	(0.3)	(3.3)	(6.3)
2010	(0.3)	(0.3)	(0.3)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2009	—	—	—	3.0	3.0
2010	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2009	117.3	116.9	116.6	116.3	116.3
2010	116.0	115.6	115.3

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(37.6)	(32.0)	(25.7)	(12.8)	(12.8)	2009	n.m.	n.m.	n.m.	n.m.	n.m.
2010	(8.2)	(4.2)	2.1			2010	n.m.	n.m.	n.m.

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	282	280	288	296	296	2009	0.1	0.1	0.2	0.3	0.7
2010	292	292	285			2010	0.1	0.1	0.2

	Revenues
	Q1	Q2	Q3	Q4	FY
2009	39.7	40.6	48.3	85.3	213.9
2010	42.8	40.9	47.5

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	17.0	18.5	21.7	37.6	94.8	2009	42.8%	45.6%	44.9%	44.1%	44.3%
2010	19.0	18.3	21.3			2010	44.4%	44.7%	44.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	21.3	21.1	21.1	24.6	88.1	2009	53.7%	52.0%	43.7%	28.8%	41.2%
2010	21.9	21.2	21.2			2010	51.2%	51.8%	44.6%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(4.3)	(2.6)	0.6	13.0	6.7	2009	(10.8)%	(6.4)%	1.2%	15.2%	3.1%
2010	(2.9)	(2.9)	0.1			2010	(6.8)%	(7.1)%	0.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	0.1	0.1	0.1	0.1	0.4
2010	0.1	0.1	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	(0.1)	0.1	—	0.1	0.1
2010	—	—	0.1

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	(4.3)	(2.8)	0.5	12.8	6.2	2009	34.9%	39.3%	40.0%	36.7%	37.1%
2010	(3.0)	(3.0)	(0.1)			2010	40.0%	40.0%	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	(2.8)	(1.7)	0.3	8.1	3.9
2010	(1.8)	(1.8)	(0.1)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2009	0.9	0.8	0.7	1.3	3.7
2010	0.9	0.7	0.7

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2009	35.1	35.5	34.2	32.8	32.8
2010	38.4	38.8	33.8

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2009	0.2	0.2	0.2	0.4	1.0
2010	0.8	0.3	0.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2009	(13.4)	(0.9)	2.5	17.2	5.4
2010	(11.6)	(2.5)	5.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2009	(0.2)	(0.2)	(0.2)	(0.5)	(1.1)
2010	(0.8)	(0.3)	(0.9)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2009	(13.6)	(1.1)	2.3	16.7	4.3
2010	(12.4)	(2.8)	4.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2009	13.1	1.4	(2.3)	(9.2)	3.0
2010	4.7	3.0	(4.5)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2009	(3.0)	—	—	—	(3.0)
2010	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2009	10.1	11.5	9.2	—	—
2010	4.7	8.0	3.6

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	37.8	36.2	36.5	44.6	44.6	2009	(37.2)%	(26.1)%	(12.1)%	10.1%	10.1%
2010	42.8	41.0	40.9			2010	12.4%	11.9%	10.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2009	6.8	6.4	6.9	6.4	26.5
2010	7.0	5.9	6.9

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2009	1.7	1.7	2.0	1.5	6.9
2010	1.7	1.5	1.9

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2009	1.4	0.6	0.8	0.8	3.6
2010	3.8	5.1	5.4

	Revenues
	Q1	Q2	Q3	Q4	FY
2009	32.6	31.5	32.9	32.5	129.5
2010	37.6	42.3	42.4

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	6.7	6.1	5.0	3.5	21.3	2009	20.6%	19.4%	15.2%	10.8%	16.4%
2010	6.5	14.1	10.7			2010	17.3%	33.3%	25.2%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2009	10.5	9.8	10.5	7.8	38.6
2010	10.5	9.5	11.3

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	4.2	6.7	(1.2)	7.6	17.3	2009	24.4%	42.1%	n.m.	67.3%	28.9%
2010	6.0	7.9	7.0			2010	35.3%	33.5%	31.8%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	13.0	9.2	16.7	3.7	42.6	2009	75.6%	57.9%	n.m.	32.7%	71.1%
2010	11.0	15.7	15.0			2010	64.7%	66.5%	68.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	1.0	0.8	0.9	1.1	3.8
2010	0.8	0.8	0.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	(0.2)	(0.1)	(0.1)	(0.2)	(0.6)
2010	(0.2)	—	—

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	12.2	8.5	15.9	2.8	39.4	2009	11.5%	20.0%	30.8%	28.6%	22.3%
2010	10.4	14.9	14.3			2010	22.1%	24.2%	23.1%

	The North American Coal Corporation
	(in millions, except percentage data)

	Discontinued Operations, Net of Taxes
	Q1	Q2	Q3	Q4	FY
2009	—	0.3	0.4	21.9	22.6
2010	—	—	—

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	10.8	7.1	11.4	23.9	53.2
2010	8.1	11.3	11.0

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2009	2.1	2.1	2.2	2.6	9.0
2010	2.3	2.9	2.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2009	0.7	2.5	4.3	3.0	10.5
2010	1.4	2.5	2.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2009	15.2	14.4	12.0	0.4	42.0
2010	0.1	14.8	9.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2009	0.4	(3.6)	(6.0)	43.7	34.5
2010	(1.9)	0.9	9.5

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2009	15.6	10.8	6.0	44.1	76.5
2010	(1.8)	15.7	18.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2009	(16.3)	(9.6)	(7.5)	(42.5)	(75.9)
2010	2.8	(11.5)	(18.9)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2009	3.0	3.5	3.1	2.9	12.5
2010	3.0	3.0	3.0

	The North American Coal Corporation
	(in millions, except percentage data)

	Total debt
	Q1	Q2	Q3	Q4	FY
2009	96.2	90.1	85.5	46.8	46.8
2010	52.5	44.1	28.2

	Equity						Return on Equity (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2009	93.9	97.4	105.7	126.9	126.9	2009	33.2%	32.7%	36.0%	52.2%	52.2%
2010	132.1	140.5	148.5			2010	45.4%	45.4%	41.5%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2009	(1.1)	(1.5)	(1.4)	(5.4)	(9.4)
2010	(1.7)	(3.1)	(2.0)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	—	(0.1)	0.2	—	0.1
2010	(0.1)	0.1	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2009	0.8	0.5	0.3	0.3	1.9
2010	2.8	4.8	6.5

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2009	(1.9)	(1.9)	(1.9)	(5.7)	(11.4)
2010	(4.4)	(8.0)	(8.5)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2009	(1.5)	(1.4)	(1.5)	(4.6)	(9.0)
2010	(3.0)	(5.3)	(6.1)